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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 4, 2001

                                LIGHTBRIDGE, INC.
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                                000-21319                             04-3065140
               --------                                ---------                             ----------
    (State or other jurisdiction                     (Commission                           (IRS Employer
         of incorporation)                           File Number)                      Identification Number)


            67 SOUTH BEDFORD STREET, BURLINGTON, MASSACHUSETTS 01803
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (781) 359-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On October 4, 2001, Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), announced that its board of directors has authorized the repurchase of up to 2 million shares of the Company's common stock at an aggregate price of up to $20 million. The shares may be purchased from time to time depending on market conditions commencing no earlier than October 8, 2001. The board has authorized a two-year time limit on the repurchase authorization.

         A copy of the press release issued by Lightbridge on October 4, 2001, which commented on the stock repurchase, is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         99.1 Press Release dated October 4, 2001, entitled "Lightbridge Announces Stock Repurchase Program"

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        LIGHTBRIDGE, INC.


                        BY:   /s/ HARLAN PLUMLEY
                              -------------------------------------------------
                              HARLAN PLUMLEY
                              VICE PRESIDENT, FINANCE AND ADMINISTRATION, CHIEF FINANCIAL OFFICER AND TREASURER

October 5, 2001